UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2014

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CHIQUITA BRANDS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)
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New Jersey	1-550	04-1923360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Caldwell Street, Charlotte, North Carolina 28202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (980) 636-5000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Transaction Agreement and Conditions Appendix

Chiquita Brands International, Inc., a New Jersey corporation (“Chiquita”), has entered into a Transaction Agreement (the “Transaction Agreement”), dated as of March 10, 2014, by and among Chiquita, Fyffes plc, a public limited company organized under the laws of Ireland (“Fyffes”), Twombly One Limited, a private limited company organized under the laws of Ireland  (which will be renamed ChiquitaFyffes plc) (“ChiquitaFyffes”), CBII Holding Corporation, a Delaware corporation and wholly owned subsidiary of  ChiquitaFyffes (“US Holdco”), and Chicago Merger Sub, Inc., a New Jersey corporation and wholly owned subsidiary of US Holdco (“Merger Sub”), pursuant to which and subject to the terms and conditions thereof, Chiquita and Fyffes will combine in an all-stock transaction.  As part of the transaction, ChiquitaFyffes will acquire all of the outstanding shares of Fyffes from Fyffes shareholders for newly issued ordinary shares of ChiquitaFyffes (the “Combination”) pursuant to a scheme of arrangement under Section 201 of the Irish Companies Act of 1963 (the “Scheme”).  Immediately following and conditioned upon the consummation of the Scheme, Merger Sub will merge with and into Chiquita (the “Merger” and, together with the Combination pursuant to the Scheme, the “Transaction”), with Chiquita surviving the Merger.  As a result of the Transaction, both Chiquita and Fyffes will become wholly owned subsidiaries of ChiquitaFyffes.  Prior to the closing of the Transaction, ChiquitaFyffes will re-register as a public limited company, the ordinary shares of which are expected to be listed on the New York Stock Exchange.

As a result of these transactions, (a) Fyffes shareholders will be entitled to receive 0.1567 of a newly issued ChiquitaFyffes ordinary share in exchange for each Fyffes ordinary share held by such shareholders; and (b) each share of Chiquita common stock will be converted into the right to receive one ChiquitaFyffes ordinary share.

The conditions to the implementation of the Combination are set forth in Appendix III to the announcement (the “Rule 2.5 Announcement”) issued by Fyffes and Chiquita pursuant to Rule 2.5 of the Irish Takeover Rules on March 10, 2014 (the “Conditions Appendix”).  The Merger is subject to completion of the Scheme and the Combination.  The Rule 2.5 Announcement was furnished as Exhibit 99.1 to Chiquita’s Current Report on Form 8-K on March 10, 2014 and the Conditions Appendix is filed herewith as Exhibit 2.2.  The implementation of the Combination is conditional, among other things, upon:

•	the adoption of the Transaction Agreement by the affirmative vote of a majority of the votes cast by Chiquita shareholders at a shareholder meeting called for such purpose;

•
the approval of the Scheme by a majority in number of the Fyffes shareholders representing 75% or more in value of the Fyffes ordinary shares held by such holders, present and voting either in person or by proxy, at a meeting of Fyffes shareholders convened by order of the Irish High Court pursuant to Section 201 of the Irish Companies Act of 1963, and the approval by Fyffes shareholders of certain other resolutions at an extraordinary general meeting of shareholders convened for such purpose, and the sanction by the Irish High Court of the Scheme;

•
the approval by the New York Stock Exchange for listing (subject to satisfaction of any conditions to which such approval is expressed to be subject) of the ChiquitaFyffes shares to be issued in the Combination and the Merger;

•	all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 having expired or having been terminated, in each case in connection with the Scheme and the Merger;

•
all consents, clearances, approvals, permissions, permits, nonactions, orders and waivers to be obtained from, and all registrations, applications, notices and filings to be made with or provided to, any relevant authority or other third party referred to in conditions 3(d) to 3(h) of the Conditions Appendix and all other required merger and regulatory clearances in connection with the Combination and the Merger, under relevant antitrust, competition or foreign investment laws having been obtained and remaining in full force and effect and applicable waiting periods having expired, lapsed or terminated (as appropriate) (the “Merger/Regulatory Clearances”). The precise terms of the Merger/Regulatory Clearances are contained in conditions 3(d) to 3(h) of the Conditions Appendix. The parties have undertaken to take all steps necessary to resolve any objections, if any, that a relevant authority may assert under any antitrust law with respect to the Combination or the Merger, except action that would reasonably be expected to result in a material adverse effect on (i) ChiquitaFyffes and its subsidiaries, taken as a whole (following consummation of the Combination and the Merger) or (ii) the benefits anticipated to be realised from the transactions contemplated by the Transaction Agreement (any such action, a “Burdensome Condition”);

•
no injunction, restraint or prohibition by any court of competent jurisdiction which prohibits consummation of the Combination or the Merger or is reasonably likely, individually or in the aggregate, to constitute (if not removed), a Burdensome Condition having been entered and which is continuing to be in effect;

•
the Registration Statement on Form S-4 to be filed by ChiquitaFyffes in connection with the Transactions having become effective under the Securities Act of 1933 and not being the subject of any stop order or proceedings seeking any stop order; and

•	the Transaction Agreement not having been terminated in accordance with its terms.

In addition, each party’s obligation to effect the Combination is conditional, among other things, upon:

•	the accuracy of the other party’s representations and warranties in the Transaction Agreement, subject to specified materiality standards; and

•	the performance by the other party of its obligations under the Transaction Agreement in all material respects.

Pursuant to the Transaction Agreement, effective as of the closing of the Transaction, the number of directors that comprise the full board of directors of ChiquitaFyffes shall be thirteen, and such board of directors shall consist of (i) six directors designated by Chiquita, (ii) six directors designated by Fyffes, and (iii) one director to be appointed by mutual consent of Chiquita and Fyffes.

The Transaction Agreement contains customary representations, warranties and covenants by Chiquita and Fyffes.  Each of Fyffes and Chiquita has agreed, among other things, subject to certain exceptions, not to solicit any offer or proposal for specified alternative transactions, or to participate in discussions regarding such an offer or proposal with, or furnish any nonpublic information regarding such an offer or proposal to, any person that has made or, to its knowledge, is considering making such an offer or proposal. In addition, certain covenants require each of the parties to use, subject to the terms and conditions of the Transaction Agreement, all reasonable endeavors to cause the Transaction to be consummated. The Transaction Agreement also requires each of Chiquita and Fyffes to call and hold shareholders’ meetings and, subject to certain exceptions, requires the boards of directors of Chiquita and Fyffes to recommend approval of the Transaction.

The Transaction Agreement contains certain customary termination rights, including, among others, (a) the right of either Fyffes or Chiquita to terminate the agreement if either party’s shareholders fail to approve the Scheme or the Merger, as the case may be, (b) the right of either Fyffes or Chiquita to terminate the Transaction Agreement if the board of directors of the other party changes its recommendation to approve the Scheme or the Merger, as the case may be, (c) the right of either Fyffes or Chiquita to terminate the Transaction Agreement to enter into an agreement providing for a “Chiquita Superior Proposal” or a “Fyffes Superior Proposal” (as such terms are defined in the Transaction Agreement), as applicable, (d) the right of either Fyffes or Chiquita to terminate the Transaction Agreement, subject to certain conditions, if the Scheme shall not have become effective by the date that is twelve months after the date of the Transaction Agreement, subject to extension for up to an additional three months under certain circumstances (the “End Date”) and (e) the right of either Fyffes or Chiquita to terminate the Transaction Agreement due to a material breach by the other party of any of its representations, warranties or covenants, subject to certain conditions.  The Transaction Agreement also provides that if the Transaction Agreement is terminated in certain specified circumstances, either party may be entitled to receive a termination fee payable by the other party, as set forth in the Expenses Reimbursement Agreement as described below.

Expenses Reimbursement Agreement

In addition, Chiquita and Fyffes entered into an Expenses Reimbursement Agreement (“ERA”), the terms of which have been approved by the Irish Takeover Panel.  Under the ERA, if the Transaction Agreement is terminated under certain specified circumstances, the parties have agreed to pay all documented, specific and quantifiable third party costs and expenses incurred by the other party, or on its behalf, for the purposes of, in preparation for, or in connection with the Transaction, including, but not limited to, exploratory work carried out in contemplation of and in connection with the Transaction, legal, financial and commercial due diligence and engaging advisers to assist in the process. The liability of Fyffes or Chiquita, as applicable, to pay these amounts is limited to a maximum amount equal to 1% of the total value attributable to the entire issued share capital of such party (excluding, for the avoidance of doubt, any treasury shares and any interest in such share capital of a party held by the other party or any party acting in concert with such party) calculated based on the closing price of a Fyffes share or a Chiquita share, as applicable, on the business day prior to the date of the occurrence of the event giving rise to the payment and exclusive of any value added tax payable, to the extent it is recoverable by any party.

The caps on payments under the ERA do not apply to the payment of costs and expenses set out in the Transaction Agreement, including any amounts paid or payable by either Chiquita or Fyffes in connection with the Financing (which refers to (i) the Amendment (as defined below) and (ii) the amendment and/or refinancing of Fyffes existing credit facilities, together with such other facilities, if any, as the parties deem appropriate, on terms reasonably satisfactory to Chiquita and Fyffes, including the upsizing of such facilities).

Irrevocable Undertakings

Balkan Investment Company and its related companies (collectively, the “Balkan Entities”) delivered a Deed of Irrevocable Undertaking (the “Irrevocable Undertaking”), dated as of March 9, 2014, to Chiquita and ChiquitaFyffes in respect of an aggregate of 37,238,334 Fyffes shares beneficially owned by the Balkan Entities, which such shares represent 12.5% of Fyffes outstanding share capital.  Pursuant to the Irrevocable Undertaking, the Balkan Entities have agreed to vote all of such shares in favour of the Scheme.  The obligations under the Irrevocable Undertaking will lapse if: (i) the Scheme lapses or is withdrawn (other than due to an application for a Phase II Referral under the EC Merger Regulation), (ii) the Fyffes board changes its recommendation that Fyffes shareholders vote in favour of the Scheme or (iii) the Transaction Agreement is terminated in accordance with its terms.

In addition, Fyffes has received a letter dated March 7, 2014 on behalf of The Article 6 Marital Trust under The First Amended and Restated Jerry Zucker Revocable Trust (the “Trust”) in relation to the Trust’s entire holdings amounting to 39,034,612 Fyffes shares in the aggregate, representing 13.1% of Fyffes outstanding share capital, confirming that, so long as the Fyffes board is supportive of the Transaction or the Transaction Agreement is not otherwise terminated or materially modified as determined by the Trust in the Trust’s sole and absolute discretion, the Trust will vote all of its Fyffes shares in favor of any proposal submitted to Fyffes shareholders to approve the Transaction.

Consent and Amendment No. 1 to Credit Agreement

Chiquita entered into a Consent and Amendment No. 1, dated as of March 10, 2014 (the “Amendment”), to the Credit Agreement, dated as of February 5, 2013 (the “Credit Agreement”), by and among Chiquita, certain of its subsidiaries as borrowers, and Wells Fargo Bank, National Association, as administrative agent for the lenders party thereto (the “Agent”).

Pursuant to the Amendment, the Agent and the Required Lenders (as defined in the Credit Agreement) consented to the consummation of the Merger and the resulting change of control as a consequence of Chiquita becoming a direct wholly-owned subsidiary of US Holdco and an indirect wholly-owned subsidiary of ChiquitaFyffes upon consummation of the Transaction.  In addition, the Amendment contains, among other things, certain amendments to the representations, warranties and covenants in the Credit Agreement to reflect the changes in corporate structure that will occur upon consummation of the Transaction, which amendments will become effective upon the consummation of the Transaction.

The foregoing description of the terms of the Transaction Agreement, the Conditions Appendix, the ERA, the Irrevocable Undertaking and the Amendment are only summaries, do not purport to be complete, and are qualified in their entirety by the complete text of the Transaction Agreement, the Conditions Appendix, ERA, the Irrevocable Undertaking and the Amendment, copies of which are filed as Exhibits 2.1, 2.2, 2.3, 2.4 and 10.1 hereto and incorporated herein by reference. The documents attached hereto have been included to provide investors with information regarding their terms. The Transaction Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for purposes of the contracts between the parties and may be subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of those contracts. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2014, the Chiquita board of directors approved a grant of a retention stock award to Brian Kocher, Chiquita’s Senior Executive President and Chief Operating Officer.  The award consists of two tranches, a time-vesting award with respect to Chiquita shares with a value of $500,000 at grant, which will vest on the second anniversary of the closing of the Transaction subject to Mr. Kocher’s continued service through such date (or, if earlier upon a termination of his employment without cause).  The second tranche will also consist of an amount of shares with a value of $500,000 at grant, which will vest upon the attainment of performance objectives to be established at the closing of the Transaction.  In connection with this award, Mr. Kocher has agreed to waive his right to receive severance under Chiquita’s Executive Officer Pay Plan if he terminates his employment due to changes in his role contemplated in connection with the Transaction; this waiver commences 90 days following the completion of the Transaction and ends on the second anniversary of such date, after which anniversary Mr. Kocher will again be entitled to receive severance under the Executive Officer Severance Pay Plan if he terminates his employment due to such changes in his role.  Both tranches of the award will be forfeited if the Transaction is not completed.

In addition, the Chiquita board of directors also approved entering into arrangements with Kevin Holland (Chiquita’s Executive Vice President and Chief People Officer) and James Thompson (Chiquita’s Executive Vice President and Chief Legal Officer) which provide that upon any termination of either executive without cause following the completion of the Transaction and prior to the executive reaching retirement age, the executive will be deemed to be retirement eligible for purposes of all unvested Chiquita equity awards (which will entitle the executive to 100% vesting of unvested time vesting awards).  The Chiquita board of directors also approved a change to the severance benefits payable to Rick Frier, Chiquita’s Executive Vice President and Chief Financial Officer to provide that upon certain terminations of his employment in connection with the Transactions he will be provided with severance benefits equal to 1.5 times his salary plus target bonus; 18 months of benefit continuation; full vesting under the Chiquita deferred compensation plan and 401(k); an additional 18 months of vesting on unvested time-vesting restricted stock then held by him and pro rata vesting of long term incentive awards held by him, based on actual performance.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Will Be Filed With The SEC

ChiquitaFyffes will file with the SEC a registration statement on Form S-4 that will include the Joint Proxy Statement of Chiquita and Fyffes that also constitutes a Prospectus of ChiquitaFyffes. Chiquita and Fyffes plan to mail to their respective shareholders (and to Fyffes Equity Award Holders for information only) the Proxy Statement/Prospectus/Scheme Circular (including the Scheme) in connection with the transactions described above.

INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/SCHEME CIRCULAR (INCLUDING THE SCHEME) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHIQUITA, FYFFES, CHIQUITAFYFFES, THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus/Scheme Circular (including the Scheme) and other documents filed with the SEC by ChiquitaFyffes and Chiquita through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Proxy Statement/Prospectus/Scheme Circular (including the Scheme) and other documents filed by Chiquita and ChiquitaFyffes with the SEC by contacting Chiquita Investor Relations at: Chiquita Brands International, Inc., c/o Corporate Secretary, 550 South Caldwell Street,Charlotte, North Carolina 28202, or by calling (980) 636-5000, and will be able to obtain free copies of the Proxy Statement/Prospectus/Scheme Circular (including the Scheme) and other documents filed by Fyffes with the Register of Companies of Ireland by contacting Seamus Keenan, Company Secretary at c/o Fyffes, 29 North Anne Street, Dublin 7, Ireland or by calling + 353 1 887 2700.

Participants In The Solicitation

Chiquita, ChiquitaFyffes, Fyffes and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the transaction. Information about the directors and executive officers of Fyffes is set forth in its Annual Report for the year ended December 31, 2012, which was published on April 9, 2013. Information about the directors and executive officers of Chiquita is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 4, 2014, its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on April 12, 2013, and its Current Report on Form 8-K  which was filed with the SEC on July 18, 2013. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus/Scheme Circular described above and other relevant materials to be filed with the SEC when they become available.

Chiquita Safe Harbor Statement

This announcement contains certain statements that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Chiquita and Fyffes, including: the customary risks experienced by global food companies, such as prices for commodity and other inputs, currency exchange fluctuations, industry and competitive conditions (all of which may be more unpredictable in light of continuing uncertainty in the global economic environment), government regulations, food safety issues and product recalls affecting Chiquita and/or Fyffes or the industry, labor relations, taxes, political instability and terrorism; unusual weather events, conditions or crop risks; continued ability of Chiquita and Fyffes to access the capital and credit markets on commercially reasonable terms and comply with the terms of their debt instruments; access to and cost of financing; and the outcome of pending litigation and governmental investigations involving Chiquita and/or Fyffes, as well as the legal fees and other costs incurred in connection with these items.  Readers are cautioned that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Forward-looking statements relating to the transaction involving Fyffes and Chiquita include, but are not limited to: statements about the benefits of the transaction, including expected synergies and future financial and operating results; Fyffes and Chiquita’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements relating to the transaction that are not historical facts.  Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations.  Important factors could cause actual results to differ materially from those indicated by such forward-looking statements.

With respect to the transaction, these factors include, but are not limited to: risks and uncertainties relating to the ability to obtain the requisite Fyffes and Chiquita shareholder approvals; the risk that Fyffes or Chiquita may be unable to obtain governmental and regulatory approvals required for the transaction, or required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the transaction or cause the parties to abandon the transaction; the risk that a condition to closing of the transaction may not be satisfied; the length of time necessary to consummate the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption arising as consequence of the transaction making it more difficult to maintain existing relationships or establish new relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the ability of the combined company to retain and hire key personnel; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect.

These risks, as well as other risks associated with the transaction, will be more fully discussed in the Proxy Statement/Prospectus/Scheme Circular that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the transaction.  Additional risks and uncertainties are identified and discussed in Chiquita’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. and in Fyffes reports filed with the Registrar of companies available at Fyffes website at www.fyffes.com.  Forward-looking statements included in this document speak only as of the date of this document.  Chiquita does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.

No statement in this announcement is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Chiquita, or Fyffes or ChiquitaFyffes, as appropriate. No statement is this announcement constitutes an asset valuation.

STATEMENT REQUIRED BY THE TAKEOVER RULES

The directors of Chiquita accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the directors of Chiquita (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement is in accordance with the facts and does not omit anything likely to affect the import of such information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1	Transaction Agreement, dated as of March 10, 2014, by and among Chiquita, Fyffes, ChiquitaFyffes, US Holdco and Merger Sub.
2.2	Part A of Appendix III to Rule 2.5 Announcement, dated March 10, 2014 (Conditions of the Scheme Transaction and the Scheme).
2.3	Expenses Reimbursement Agreement, dated as of March 10, 2014, by and between Chiquita and Fyffes.
2.4	Deed of Irrevocable Undertaking by the Balkan Entities, in favor of Chiquita and ChiquitaFyffes, dated March 9, 2004.
10.1
Consent and Amendment No. 1 to Credit Agreement, dated as of March 10, 2014, to the Credit Agreement dated February 5, 2013, by and among Chiquita, certain of its subsidiaries as borrowers, Wells Fargo Bank, National Association, as administrative agent, and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 12, 2014
CHIQUITA BRANDS INTERNATIONAL, INC.

By:	/s/ James E. Thompson
James E. Thompson
Executive Vice President,
General Counsel and Secretary